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                                                                    EXHIBIT 10.2


                             CONFIRMATION AGREEMENT


                  THIS CONFIRMATION AGREEMENT (this "Agreement") is entered into as of February 9, 1999 by and among AEGIS AUTO FINANCE, INC., a Delaware corporation ("AAF"), AEGIS CONSUMER FINANCE, INC. ("ACF"), a Delaware corporation, AEGIS ACCEPTANCE CORP., a Delaware corporation ("AAC"), (AAF, ACF and AAC are sometimes referred to hereinafter individually as a "Borrower" and collectively as the "Borrowers"), THE AEGIS CONSUMER FUNDING GROUP, INC. (the "Company") and III FINANCE LTD., a Cayman Islands company (the "Lender").

                  WHEREAS, pursuant to those certain "Existing Loan Agreements" described hereinbelow, Lender has extended various loans, advances and other extensions of credit to the Borrowers and/or their Affiliates, all of which have been guaranteed by the Company;

                  WHEREAS, pursuant to a stock purchase agreement dated as of February 9, 1999 (the "Stock Purchase Agreement") certain Affiliates of Lender have agreed to sell to Prairie Boy's Investments Inc. (the "Buyer") certain Common and Preferred Stock of the Company; and

                  WHEREAS, the Buyer has required, as a condition precedent to consummating the purchases under the Stock Purchase Agreement, that the Lender and the Borrowers and the Company enter into this Agreement in order to evidence the agreement of the parties hereto that, from and after the effectiveness hereof, Lender's sole recourse for payment of the Borrowers obligations under the Existing Loan Agreements shall be to the Remaining Collateral hereinafter described and that Lender shall have no continuing obligations to advance any extensions of credit under the Existing Loan Agreements; and

                  WHEREAS, each of the Lender, the Borrowers and the Company acknowledge and agree that they will benefit from the sale to Buyer of the Preferred Stock and the Common Stock and the transactions contemplated by this Agreement;

                  NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, it is agreed as follows:



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                                    ARTICLE I
                                   DEFINITIONS

                  1.1 Definitions. All capitalized terms used in this Agreement which are defined in the foregoing recitals shall have the meaning set forth in such recitals and all other capitalized terms used herein without definition herein shall have the meanings set forth in the Stock Purchase Agreement. In addition to the foregoing, the following terms shall have the following meanings:

                  "ACM" means Aegis Capital Markets, Inc. (d/b/a Markets).

                  "Collateral" means all "Collateral" as such term is defined in each and any of the Existing Loan Agreements and all other property and interests of property in which a Grantor has granted or purported to grant a security interest to Lender to secure any of the Obligations, in each case together with all proceeds and products of the foregoing property and interests in property and shall include, without limitation, all "Collateral" pledged under the Lease Warehouse Agreement, all "Collateral" pledged under the Loan Warehouse Agreement and all "Collateral" or "Pledged Collateral" in which a security interest has been granted in any Security Agreement or Pledge Agreement, in each case together with all proceeds and products.

                  "Effective Date" means the date on which the conditions precedent set forth in Article III have been satisfied.

                  "Existing Loan Agreements" means the Lease Warehouse Agreement, the Loan Warehouse Agreement and the Retained Yield Loan Agreement.

                  "Financing Agreements" means the Existing Loan Agreements, the Pledge Agreements, the Security Agreements and all other promissory notes, guaranties, documents, instruments, UCC financing statements and similar documents or instruments executed in favor of the Lender in connection with the foregoing.

                  "Grantor" means each of the Company, the Borrowers and any other subsidiaries of the Company which have executed in favor of the Lender a Security Agreement or Pledge Agreement.

                  "Lease Warehouse Agreement" means that certain Loan and Security Agreement among ACF, AAC and the Lender dated as of February 28, 1994, as amended by that certain Amendment No. 1 dated as of dated as of May 25, 1994, that certain Amendment No. 2 dated as of August 23, 1994, that certain Master Amendment to Loan and Security Agreements dated as of August 24, 1995, that certain Amendment No. 4 dated as of September 13, 1995, that certain Amendment No. 5 dated as of October 18, 1995, that certain Amendment No. 6 dated as of March 12, 1997 and that


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certain Amendment No. 7 dated as of December 3, 1997.

                  "Loan Warehouse Agreement" means that certain Loan and Security Agreement between AAF and the Lender dated as of March 14, 1997, as amended by that certain Assignment and Amendment Agreement, dated as of April 30, 1997, that certain Amendment No. 2, dated as of May 21, 1997, that certain Amendment No. 3 dated as of February 26, 1998, that certain Amendment No. 4 dated as of May 5, 1998 and that certain Amendment No. 5 dated as of July 17, 1998.

                  "Obligations" means all of the payment obligations of the Borrowers under the Existing Loan Agreements.

                  "Pledge Agreements" means the following agreements:

                  (1) those certain Pledge Agreements executed by the Company in favor of the Lender dated as of March 14, 1997 and April 30, 1997, respectively;

                  (2) those certain Pledge Agreements executed by each of AAF, ACF and ACM in favor of the Lender dated as of March 14, 1997.

                  "Prairie Pledge Agreement" shall mean that certain Pledge Agreement executed by Buyer in favor of the Sellers pursuant to the Stock Purchase Agreement.

                  "Released Stock" means all of the Company's right, title and interest in and to the capital stock of any Borrower.

                  "Remaining Collateral" means all of the Collateral other than the Released Stock.

                  "Retained Yield Loan Agreement" means that Amended and Restated Master Loan Agreement dated as of April 30, 1997 among ACF, AAF and the Lender, as heretofore modified by that certain Amendment No. 5 to the Loan Warehouse Agreement referred to above.

                  "Security Agreements" means (i) that certain Security Agreement from AAC and ACF in favor of the Lender dated as of March 14, 1997 granting to Lender, as collateral for the obligations of AAF under the Loan Warehouse Agreement, a security interest in the Collateral previously granted under the Lease Warehouse Agreement and (ii) that certain Master Security Agreement and Amendment dated as of April 30, 1997 from AAF, ACF, ACM and the Company in favor of the Lender.


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                  "Special Purpose Entities" means (i) Aegis Auto Funding Corp.,
Aegis Auto Funding Corp. II, and Aegis Auto Funding Corp. IV, each a Delaware corporation; (ii) Aegis Auto Receivables 1994-A, Aegis Auto Receivables 1994-2, Aegis Auto Receivables 1994-3 and Aegis Auto Receivables 1995-1, each a Delaware limited partnership; (iii) all of the grantor trusts or similar trusts established by one of the foregoing Special Purpose Entities pursuant to a master trust agreement, pooling and servicing agreement or similar agreement entered into in connection with the sales of pass-through certificates or other asset-backed securities issued by such trust or another Special Purpose Entity.

                  1.2 Interpretation. As used in this Agreement, the word "including" means without limitation, the word "or" is not exclusive and the words "herein", "hereof", "hereby", "hereto" and "hereunder" refer to this Agreement as a whole. Unless the context otherwise requires, references herein:
(i) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto. Section headings are inserted for convenience of reference only and shall not be deemed a part of or to affect the meaning or interpretation of this Agreement. All words used herein shall be construed to be of such gender or number as the context may require.


                                   ARTICLE II
                           RELEASE OF LIENS AND CLAIMS

                  2.1 Release of Liens. Effective upon the Effective Date, the Lender hereby releases, discharges, retransfers and reassigns, without warranty or recourse of any kind, from the liens created under or evidenced by any of the Financing Agreements, all of Lender's right, title and interest in and to the Released Stock.

                  2.2 No Recourse. (a) Except as provided in clause (b) below, effective upon the Effective Date and anything contained in the Financing Agreements to the contrary notwithstanding, all payments to be made by any of the Borrowers for repayment of the Obligations shall be payable solely from the Remaining Collateral. If and to the extent that such Remaining Collateral is insufficient to pay all of the Obligations, then, except as otherwise expressly provided hereunder, the Lender shall have no claim in respect of such insufficiency against the Grantors or any of their respective assets or properties. Without limiting the generality of the foregoing and subject to the terms of this Agreement, the parties intend that the sole source of repayment to Lender (a) of amounts payable under the


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Loan Warehouse Agreement shall be the automobile finance receivables (and other
Collateral of Aegis specified therein) pledged thereunder, (b) of amounts payable under the Lease Warehouse Agreement shall be the retail automobile leases of Aegis (and other Collateral specified therein) pledged thereunder, and
(c) of amounts payable under the Retained Yield Loan Agreement shall be the retained interests in certain securitizations, and automobile finance receivables (and other Collateral specified therein) pledged thereunder, except that the parties acknowledge that the Existing Loan Agreements are cross-collateralized. Nothing in this Agreement shall be construed as a waiver or other impairment of (i) any right of Lender to bring a foreclosure action, an action for specific performance or any other appropriate action or proceeding against any Grantor to enable Lender to enforce and realize upon its interests in the Remaining Collateral; (ii) the enforcement of the security interests and rights and remedies of Lender described in the Security Agreements and the Pledge Agreements with respect to the Remaining Collateral; (iii) any right that Lender may have under Sections 506(a), 506(b), 1111(b) or any other provisions of the Bankruptcy Code to file a claim for the full amount of the Obligations or to require that all Remaining Collateral shall continue to secure all of the Obligations; or (iv) any rights Lender or any Seller may have under the Prairie Pledge Agreement. Additionally, nothing in this Agreement shall be construed to waive any claim arising from and after the date hereof by reason of or in connection with (1) any fraud or breach of trust by any Grantor or Affiliate thereof; (2) the misappropriation by any Grantor or Affiliate of any proceeds of insurance or other proceeds of the Remaining Collateral; (3) the failure of any Grantor or Affiliate to direct or pay to Lender all receipts received by Grantors with respect to the Remaining Collateral; (4) the misapplication by any Grantor or Affiliate of any proceeds of the Remaining Collateral; (5) any damage or destruction of the Remaining Collateral or any part thereof due to fire or other casualty to the extent not covered by required insurance, but only to the extent the same would have been covered by insurance if Grantors had obtained and maintained the insurance required under the Financing Agreements; (6) the amount of any Lien voluntarily placed by any Grantor of Affiliate on any Remaining Collateral; or (7) any Grantor or Affiliate contesting or in any way interfering with, directly or indirectly any foreclosure action, Uniform Commercial Code sale and/or similar enforcement proceeding or transaction commenced by Lender with respect to the Remaining Collateral or Lender's rights, powers or remedies under any of the Financing Agreements as amended hereby with respect to the Remaining Collateral.

                  (b) The foregoing clause (a) shall have no force or effect with respect to Lender in the event that the Sellers shall reacquire the Securities pursuant to the Prairie Pledge Agreement.



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                  2.3 No Effect on Special Purpose Entities or Securitizations.
It is expressly understood and agreed that nothing in the foregoing Sections of this Article II shall be deemed to limit Lender's or any Affiliate's rights and remedies as against any Special Purpose Entity or any assets of such Special Purpose Entity in connection with purchases by Lender or any Affiliate of Lender of pass-through certificates or other asset-backed securities issued by or on behalf of such Special Purpose Entity and that nothing in the foregoing sections of this Article II shall be deemed to limit any rights of subrogation Lender may have with respect to any claims such Special Purpose Entity may have as against any Grantor.

                  2.4 Further Funding Obligations. Each of the Borrowers hereby acknowledges and agrees that, notwithstanding anything to the contrary in the Financing Agreements or any other agreements executed before the date hereof between Lender and any of Borrowers or Borrowers' Affiliates, Lender shall, effective upon the Effective Date, have no further obligations (except as provided in Section 4.2(b) of the Stock Purchase Agreement) (i) to advance any loans or make any other extensions of credit under the Existing Loan Agreements nor (ii) to purchase any asset-backed securities issued by Borrowers or any of their Affiliates.

                  2.5 Effect of Bankruptcy. Notwithstanding the foregoing provisions of this Section II, to the extent that the Lender receives payments on, or proceeds of any Remaining Collateral for, the Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds so set aside and/or required to be repaid, the Obligations, or part thereof, intended to be satisfied by such payment or proceeds shall be revived and continue in full force and effect as against the Grantor or Grantors for whose benefit such payment or proceeds were recovered to the same extent as if (i) such payments or proceeds had not been received by Lender and (ii) the Lender had not agreed to limit its recourse hereunder in respect of the portion of the Obligations intended to be satisfied by such payment or proceeds.


                                   ARTICLE III
                              CONDITIONS PRECEDENT

                  3.1 Conditions Precedent. This Agreement shall become effective upon satisfaction of the following conditions precedent:

                  (a) Lender shall have received duly executed originals of this Agreement executed by all parties hereto;





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                  (b) All conditions precedent under the Stock Purchase
Agreement to Buyer's purchase of the Common Stock and the Preferred Stock shall have been satisfied and all payments and/or deliveries required to be made by Buyer thereunder in consideration of the Securities shall have been made; and

                  (c) AAF shall have entered into certain transactions in form and substance satisfactory to Lender whereby AAF shall have sold to Aegis Auto Funding Corp. IV ("AAF IV") certain of the Receivables pledged under the Loan Warehouse Agreement and certain related property and AAF IV shall have sold such Receivables and related property to a newly created trust created under the terms of that certain Amended and Restated Master Trust Agreement dated as of May 1, 1997 by and between AAF and Norwest Bank Minnesota, National Association, as Trustee.



                                   ARTICLE IV
                    COVENANTS, REPRESENTATIONS AND WARRANTIES

                  4.l Upon the effectiveness of this Agreement, each of the Borrowers hereby reaffirms all covenants, representations and warranties made by it in any of the Existing Loan Agreements to the extent the same are not amended hereby and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Agreement.

                  4.2 Each of the Borrowers and the Lender each hereby represents and warrants that this Agreement constitutes its legal, valid and binding obligation, enforceable against each such party in accordance with its terms.



                                    ARTICLE V
                                  MISCELLANEOUS

                  SECTION 5.1. Reference to and Effect on the Existing Loan Agreements.

                    5.l Upon the effectiveness of this Agreement, each reference in any Existing Loan Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import shall mean and be a reference to such Existing Loan Agreement as amended hereby, and each reference to any Existing Loan Agreement in any Financing Agreement executed and/or delivered in connection with such Existing Loan Agreement shall mean and be a reference to such Existing Loan Agreement as amended hereby.

                    5.2 Except as specifically amended above, the Existing Loan Agreements and all of the Financing Agreements


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executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

                  5.3 The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lender under any Existing Loan Agreement or any other agreement executed and/or delivered in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

                  SECTION 5.2 Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

                  SECTION 5.3 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  SECTION 5.4 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.







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                  IN WITNESS WHEREOF, the parties hereto have caused this
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                       AEGIS AUTO FINANCE, INC.,
                                       By: /s/ Matthew B. Burns
                                          ------------------------------
                                          Name: Matthew B. Burns
                                          Title: President


                                       AEGIS CONSUMER FINANCE, INC.,
                                       By: /s/ Matthew B. Burns
                                          ------------------------------
                                          Name: Matthew B. Burns
                                          Title: President


                                       AEGIS ACCEPTANCE CORP. INC.,
                                       By: /s/ Matthew B. Burns
                                          ------------------------------
                                          Name: Matthew B. Burns
                                          Title: President


                                       THE AEGIS CONSUMER FUNDING GROUP, INC.
                                       By: /s/ Matthew B. Burns
                                          ------------------------------
                                          Name: Matthew B. Burns
                                          Title: President


                                       III FINANCE LTD, as Lender
                                       By: /s/ Paul H. Saunders
                                          ------------------------------
                                          Name: Paul H. Saunders
                                          Title: Director